UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2003

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane

Suite M25

Bethesda, Maryland 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS, PROFROMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The following exhibit is included with this Report:

Exhibit 99.1	Press release dated July 21, 2003 issued by LaSalle Hotel Properties.

ITEM 9. REGULATION	FD DISCLOSURE

Information included in this item is provided under Item 12 of Form 8-K in accordance with SEC Release No. 33-8216.

On July 21, 2003, LaSalle Hotel Properties issued a press release announcing its results for the quarter ended June 30, 2003 and its outlook for the remainder of 2003. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and Item 12 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: July 21, 2003	BY:	/s/ HANS WEGER
Hans Weger Executive Vice President, Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 21, 2003 issued by LaSalle Hotel Properties.

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